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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): July 26, 2005


                       HSBC Home Equity Loan Corporation I
                  (formerly known as HFC Revolving Corporation)
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-84268               36-3955292
-----------------------------   --------------------------- -------------------
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
       of Incorporation)                                    Identification No.)


          2700 Sanders Road, Prospect Heights, Illinois           60070
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            (Address of Principal Executive Offices)            (Zip Code)



                                 (847) 564-5000
               -------------------------------------------------------
                 (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events
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Item 8.01.   Other Events.
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         Filed herewith as Exhibit 99.1 through 99.6 are certain Computational
Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to HSBC Home Equity Loan Corporation I (the "Company") by HSBC Securities (USA) Inc., as representative of the underwriters (the "Underwriter") in respect of the Company's proposed offering of certain classes of the HSBC Home Equity Loan Trust 2005-2, Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2 (such classes, the "Notes").

         The Notes will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Notes will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-84268). The Company hereby incorporates the attached Computational Materials by reference in the Registration Statement.

         Any statement or information contained in the attached Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

         Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Section 9    Financial Statements and Exhibits
---------    ---------------------------------

Item 9.01.   Financial Statements and Exhibits.
---------    ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Exhibits.
    --------

Exhibit
-------

99.1 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

99.2 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

99.3 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

99.4 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

99.5 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

99.6 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   July 28, 2005


                                HSBC HOME EQUITY LOAN
                                CORPORATION I



                                By:  /s/ David J. Hunter
                                   ---------------------------------
                                Name:   David J. Hunter
                                Title:  Vice President and Assistant Treasurer

                                  Exhibit Index
                                  -------------

Exhibit No.
-----------

99.1 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

99.2 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

99.3 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

99.4 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

99.5 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.

99.6 Computational Materials prepared by HSBC Securities (USA) Inc. in connection with HSBC Home Equity Loan Trust 2005-2,
         Closed-End Home Equity Loan Asset Backed Notes, Series 2005-2.